Listing Report:Supplement No. 79 dated Aug 31, 2012 to Prospectus dated Jul 19, 2012
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 19, 2012 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 19, 2012 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 625348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.84%	Borrower rate/APR:	26.84% / 29.46%	Monthly payment:	$456.60

Lender servicing fee:	1.00%	Effective Yield*:	25.20%
		Estimated return*:	14.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2001	Debt/Income ratio:	44%
Credit score:	700-719 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,529	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	a-brainy-moola	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Payoff Discover Card, US bank credit card, car loan, and student loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 628948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$18,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$18,000	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$578.61

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1998	Debt/Income ratio:	22%
Credit score:	840-859 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,223	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	respectful-yield829	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 629530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	36 months

Lender yield:	22.24%	Borrower rate/APR:	23.24% / 27.06%	Monthly payment:	$582.52

Lender servicing fee:	1.00%	Effective Yield*:	21.70%
		Estimated return*:	11.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1995	Debt/Income ratio:	4%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	17y 3m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	worth-allocator5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to add on to property.

My financial situation:
I am a good candidate for this loan because I pay on time.

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 630040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	8.49%
Term:	60 months

Lender yield:	23.98%	Borrower rate/APR:	24.98% / 27.55%	Monthly payment:	$146.70

Lender servicing fee:	1.00%	Effective Yield*:	23.41%
		Estimated return*:	14.92%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1981	Debt/Income ratio:	5%
Credit score:	740-759 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	1 / 1	Length of status:	28y 9m
Amount delinquent:	$1,234	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	witty-truth1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 630354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	2.74%
Term:	12 months

Lender yield:	7.01%	Borrower rate/APR:	8.01% / 11.73%	Monthly payment:	$434.97

Lender servicing fee:	1.00%	Effective Yield*:	7.00%
		Estimated return*:	4.26%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-2002	Debt/Income ratio:	58%
Credit score:	700-719 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,940	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	mattwinch13	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 5	On-time:	30 ( 100% )	700-719 (Latest)
Principal borrowed:	$24,500.00	< 31 days late:	0 ( 0% )	740-759 (Oct-2011) 720-739 (Apr-2010) 600-619 (Apr-2008) 660-679 (Dec-2007)
Principal balance:	$1,797.22	31+ days late:	0 ( 0% )
Total payments billed:	30
Description
Mortgage Payoff
Purpose of loan:
I will pay off the remaining balance of mortgage on my first house.

My financial situation:
I am a good candidate for this loan because I have a solid repayment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 630408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,800.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,860	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$308.86

Lender servicing fee:	1.00%	Effective Yield*:	7.39%
		Estimated return*:	5.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1995	Debt/Income ratio:	22%
Credit score:	780-799 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,860	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	Yes
Screen name:	admirable-trade2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 630516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	4.24%
Term:	36 months

Lender yield:	12.59%	Borrower rate/APR:	13.59% / 17.19%	Monthly payment:	$849.47

Lender servicing fee:	1.00%	Effective Yield*:	12.38%
		Estimated return*:	8.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1993	Debt/Income ratio:	18%
Credit score:	640-659 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	5y 6m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$84	Stated income:	$100,000+
Delinquencies in last 7y:	8	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	etoday	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	21 ( 91% )	640-659 (Latest)
Principal borrowed:	$1,999.00	< 31 days late:	2 ( 9% )	600-619 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Pay Off High Int Car Loan/Home Impr
Purpose of loan:
This loan will be used to...Pay off my high interest Auto Loan and pay for new Kitchen Cabinets and misc. home improvements such as newer higher efficiency doors.

My financial situation:
I am a good candidate for this loan because...I have worked for the same company for 5 1/2 years with a steadily increasing income. I have also successfully borrowed through Prosper in the past and met all repayment requirements of that loan.

Monthly net income: $6378
Monthly expenses: $4550 total
Housing: $1850
Insurance: $200
Car expenses: $700
Utilities: $350
Phone, cable, internet: $250
Food, entertainment: $500
Clothing, household expenses: $100
Credit cards and other loans: $500
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.84%	Borrower rate/APR:	26.84% / 29.46%	Monthly payment:	$456.60

Lender servicing fee:	1.00%	Effective Yield*:	25.20%
		Estimated return*:	14.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	8y 4m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,422	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	Yes
Screen name:	b4b42day	Borrower's state:	Maryland	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan:
This loan will be used to grow an existing business

My financial situation:
I am a good candidate for this loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1974	Debt/Income ratio:	33%
Credit score:	680-699 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 7	Length of status:	10y 2m
Amount delinquent:	$358	Total credit lines:	21	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,239	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	42%
		Homeownership:	No
Screen name:	agreement-persimmon7	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to...
Consolidate debt
My financial situation:
I am a good candidate for this loan because...
terms and conditions can be met making it a safe investment

Monthly net income: $1600
Monthly expenses: $1241
Housing: 0
Insurance: $151
Car expenses: $284.40
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $205
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$17,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,000	Estimated loss*:	1.74%
Term:	60 months

Lender yield:	11.08%	Borrower rate/APR:	12.08% / 14.34%	Monthly payment:	$378.84

Lender servicing fee:	1.00%	Effective Yield*:	11.07%
		Estimated return*:	9.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-1996	Debt/Income ratio:	13%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	10y 2m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,955	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	ready-bid425	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my debt from a recent divorce and lower my monthly percentage rate to a manageable amount.

My financial situation:
I am a good candidate for this loan because I am a working professional who owns his own home, is stable and established. I pay all my bills on time and am responcible with my spending.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	1.74%
Term:	60 months

Lender yield:	11.08%	Borrower rate/APR:	12.08% / 14.34%	Monthly payment:	$557.12

Lender servicing fee:	1.00%	Effective Yield*:	11.07%
		Estimated return*:	9.33%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1981	Debt/Income ratio:	13%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	23y 11m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,732	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	44%
		Homeownership:	No
Screen name:	justice-magnate7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt..

My financial situation:
I am a good candidate for this loan because ...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$572.78

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	11.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1991	Debt/Income ratio:	10%
Credit score:	740-759 (Aug-2012)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	5y 7m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,581	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	skillful-bonus1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business
My financial situation: Is good
I am a good candidate for this loan because...

Purpose of loan:
I am the principle owner of proprietary software that will be used to offer information and resources to the public that will help them avoid costly Credit Repair Companies that will charge consumers thousands of dollars to do something that they can do themselves. Have you ever tried to negotiate with Creditors or modify erroneous items on your credit report? If you ever had to GOOD LUCK! It?s like talking to lawyers and CPA?s in Greek with a Russian accent. Clearly they are not on your side. What they don?t want you to know is that they are bound by laws in the United States that protects each consumer and gives them the right to challenge any item on your credit report including Charge-offs, Late Payments, Judgments and even Bankruptcies. People are fooled into thinking that they have to hire high priced Credit Repair Companies or Lawyers to improve their credit. This Proprietary software will give consumers every resource and tool necessary to do the work themselves. The user friendly software offers lifelong benefits for a small one-time price.

Research shows that 1 in 3 American adults have derogatory credit. Their credit issues could have stemmed from loss of employment, under employment, sickness, the mortgage meltdown, divorce or many other reasons. Education, Income or job status used to be the single most important factor in determining quality of life. Income used to determine which neighborhood you would live in or what kind of car you would drive. In today?s world, even people with College Degrees or excellent income are not immune to the devastating effects that trickle down due to the effects of having derogatory credit. Everything is credit driven now. If you think it?s not important just try to get car insurance, a bank account, an apartment or even a job without it. You may still be able to ascertain those items but your credit will determine how much you actually pay for it, if you can get it at all? There is no other software on the market that offers more information, resources, tips and benefits to aid people in their quest to improve their credit. Again, it?s important to mention this is NOT a Credit Repair Company. It is tangible and useful software that has many years of research and substantiated success for consumers.

This loan would be needed to pay for radio and television advertisement and direct mail marketing. Well known Radio Personality Endorsers in the following markets of Philadelphia, PA, Washington, DC, Baltimore, MD and Richmond, VA are eager to talk about the product on their stations and approve their effectiveness.

As the principal owner I have invested $100,000 in product development, research, product technology and patents. I am requesting only $15,000 to bring this product to the market place with an amplified advantage through the Endorser and Personalities. Thank you for taking the time to read my request, Let?s Grow and Prosper together.

Monthly net income: $ 7916.00
Monthly expenses: $ 3500.00
Housing: $ 1500.00
Insurance: $ 400.00
Car expenses: $ 500.00
Utilities: $ 200.00
Phone, cable, internet: $ 150.00
Food, entertainment: $ 300.00
Clothing, household expenses: $ 300.00
Credit cards and other loans: $ 100.00
Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,300	Estimated loss*:	8.49%
Term:	36 months

Lender yield:	19.99%	Borrower rate/APR:	20.99% / 24.76%	Monthly payment:	$339.03

Lender servicing fee:	1.00%	Effective Yield*:	19.52%
		Estimated return*:	11.03%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2000	Debt/Income ratio:	24%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,023	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	terrific-affluence193	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate my debt and avoid credit card fees. I would like to pay off my debt faster so that I can save more money in the long term.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and have never missed a payment for anything (credit cards, rent, bills, etc.).

Monthly net income: $4,000
Monthly expenses: $2,000
Housing: $1,000
Insurance: $0
Car expenses: $0
Utilities: $15
Phone, cable, internet: $150
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $200
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.25%
Term:	36 months

Lender yield:	28.09%	Borrower rate/APR:	29.09% / 33.05%	Monthly payment:	$167.82

Lender servicing fee:	1.00%	Effective Yield*:	26.81%
		Estimated return*:	12.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1989	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Aug-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 5	Length of status:	1y 6m
Amount delinquent:	$3,850	Total credit lines:	11	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,704	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	ALFLoan	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	640-659 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	0 ( 0% )	640-659 (Dec-2010) 680-699 (Feb-2010) 680-699 (Dec-2009)
Principal balance:	$4,208.36	31+ days late:	0 ( 0% )
Total payments billed:	49
Description
Debt consolidation
Purpose of loan:
I am trying to cut my expenses because i am now living on my own. This loan will allow me to have extra money in my pocket at the end of the month by paying down higher monthly bills.

My financial situation:
I have always paid and I have always paid my prosper loans on time.

I work in real estate 40 hours a week and own my own media business (which makes me an additional $800-$1400 a month). I am open on prosper so my company is DesignDrivenMedia.com - I love this platform and I also lend.

Monthly net income: $1800
Insurance: $116
Car expenses: $150
Utilities: $155
Phone, cable, internet: $160
Food, entertainment: $300
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1994	Debt/Income ratio:	31%
Credit score:	740-759 (Aug-2012)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 21	Length of status:	18y 1m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,049	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	BrownSugarSha1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	4.49%
Term:	60 months

Lender yield:	17.52%	Borrower rate/APR:	18.52% / 20.93%	Monthly payment:	$385.16

Lender servicing fee:	1.00%	Effective Yield*:	17.21%
		Estimated return*:	12.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1980	Debt/Income ratio:	35%
Credit score:	700-719 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	33y 11m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,382	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	revenue-cake6	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Jan-2012)
Principal balance:	$8,592.41	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Debt consolidation
Purpose of loan:
This loan will be used to...pay off smaller loans so I only have one payment

My financial situation:
I am a good candidate for this loan because...
I have a good credit rating and have been employed with the same firm for over 33 years

Monthly net income: $4,601
Monthly expenses: $
Housing: $1,363
Insurance: $85
Car expenses: $250
Utilities: $100
Phone, cable, internet: $300
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $1300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	5.99%
Term:	12 months

Lender yield:	11.79%	Borrower rate/APR:	12.79% / 18.53%	Monthly payment:	$356.88

Lender servicing fee:	1.00%	Effective Yield*:	11.60%
		Estimated return*:	5.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-2001	Debt/Income ratio:	41%
Credit score:	740-759 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,830	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	note-faire672	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...
Move
My financial situation:
I am a good candidate for this loan because I will be paying it off within two months.

Monthly net income: $72000.00
Monthly expenses: $3000
Housing: $1000
Insurance: $160
Car expenses: $425
Utilities: $150
Phone, cable, internet: $130
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $400
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$130.28

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1991	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,319	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	Schaffy12	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Europe Vacation
Purpose of loan:
This loan will be used to pay for vacation expenses.

My financial situation: Student living off campus paying for my own rent and living expenses.
I am a good candidate for this loan because I will have no issue making each monthly payment.

Monthly net income: 500$
Monthly expenses: 250$
Housing: 150$
Utilities: 30$
Phone, cable, internet: 25$
Food, entertainment: 55$
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	9.75%
Term:	60 months

Lender yield:	25.32%	Borrower rate/APR:	26.32% / 28.93%	Monthly payment:	$331.43

Lender servicing fee:	1.00%	Effective Yield*:	24.69%
		Estimated return*:	14.94%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1991	Debt/Income ratio:	27%
Credit score:	640-659 (Aug-2012)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	9y 1m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Judge
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$205,914	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	persimmon939	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (Nov-2011)
Principal balance:	$4,148.78	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Debt consolidation
Purpose of loan:
This loan will be used to...consolidate 6 smaller but more expensive loans so that more money is available for payment of debt. This loan will save me approximately $700/month after this monthly payment making more money available for debt repayment.

My financial situation:
I am a good candidate for this loan because...I have a stable job and have held the same one for 9 years. I have signficant debt following my divorce but in 20 years have never missed a payment or made a late one. I paid off a brand new car this year in under three years and am nearly finished with all of the furniture pay off for my home. Unfortunately my children's appendixes and eyes were problematic in the last twelve months so some unexpected medical expenses slowed my progress on debt repayment. But this loan would make the debt easy with some left over each month for emergencies such as those.

Monthly net income: $7400
Monthly expenses: $Housing: $
Insurance: $2385
Car expenses: $0
Utilities: $300
Phone, cable, internet: $130
Food, entertainment: $450
Clothing, household expenses: $200
Credit cards and other loans: $2400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,800.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,660	Estimated loss*:	9.75%
Term:	60 months

Lender yield:	25.32%	Borrower rate/APR:	26.32% / 28.93%	Monthly payment:	$114.49

Lender servicing fee:	1.00%	Effective Yield*:	24.69%
		Estimated return*:	14.94%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1998	Debt/Income ratio:	10%
Credit score:	680-699 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	10y 5m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	enriched-marketplace	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	740-759 (Feb-2012)
Principal balance:	$3,562.81	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $3800
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,700.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$7,490	Estimated loss*:	2.99%
Term:	36 months

Lender yield:	9.89%	Borrower rate/APR:	10.89% / 13.70%	Monthly payment:	$349.75

Lender servicing fee:	1.00%	Effective Yield*:	9.86%
		Estimated return*:	6.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1998	Debt/Income ratio:	14%
Credit score:	740-759 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	6 / 6	Length of status:	6y 1m
Amount delinquent:	$403	Total credit lines:	30	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,314	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	blue-lovely-fund	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	740-759 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	680-699 (Nov-2011)
Principal balance:	$10,335.04	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Business Loan Re-fi
This loan is to refinance my original Prosper Loan to take advantage of the lower interest rate offered.

Original loan was to fund start-up costs for a restaurant venture.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 632074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	9.25%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.78%	Monthly payment:	$381.85

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	11.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1966	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	10 / 8	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,533	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	p2p-motor1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used for home improvements.

My financial situation:
I am a good candidate for this loan because I have multiple good & steady sources of income as well as excellent credit to go along with it.

Monthly net income: $5000
Monthly expenses: $400
Housing: $0
Insurance: $100
Car expenses: $0
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 632116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,836.05	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,985.24	Estimated loss*:	4.49%
Term:	60 months

Lender yield:	17.52%	Borrower rate/APR:	18.52% / 20.93%	Monthly payment:	$329.59

Lender servicing fee:	1.00%	Effective Yield*:	17.21%
		Estimated return*:	12.72%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1995	Debt/Income ratio:	30%
Credit score:	740-759 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	4y 3m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,331	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	impressive-silver080	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	740-759 (Latest)
Principal borrowed:	$13,000.00	< 31 days late:	0 ( 0% )	760-779 (Feb-2012)
Principal balance:	$12,163.95	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1600
Monthly expenses: $800
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 630489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2006	Debt/Income ratio:	25%
Credit score:	680-699 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	13 / 13	Length of status:	3y 5m
Amount delinquent:	$250	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,279	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	credit-breeze2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
other
Purpose of loan:
This loan will be used to... paid bills and other expenses

My financial situation:
I am a good candidate for this loan because... and actually employed and I can have the compromise to pay the loan .

Monthly net income: $ 2,150
Monthly expenses: $
Housing: $900
Insurance: $30
Car expenses: $0
Utilities: $100
Phone, cable, internet: $ 120
Food, entertainment: $200
Clothing, household expenses: $ 200
Credit cards and other loans: $ 300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	10.25%
Term:	60 months

Lender yield:	25.84%	Borrower rate/APR:	26.84% / 29.46%	Monthly payment:	$456.60

Lender servicing fee:	1.00%	Effective Yield*:	25.20%
		Estimated return*:	14.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	May-1984	Debt/Income ratio:	10%
Credit score:	660-679 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 7	Length of status:	4y 5m
Amount delinquent:	$7,482	Total credit lines:	21	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$136,344	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	fantastic-reward1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	680-699 (Dec-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	2
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because I have steady income and a stable job along with a long work history with growing annual income

Monthly net income: $6800
Monthly expenses: $ 4800
Housing: $2,600
Insurance: $114
Car expenses: $770
Utilities: $350
Phone, cable, internet: $150
Food, entertainment: $200
Clothing, household expenses: $400
Credit cards and other loans: $ 125
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$6,500	Estimated loss*:	1.74%
Term:	36 months

Lender yield:	7.39%	Borrower rate/APR:	8.39% / 9.74%	Monthly payment:	$204.86

Lender servicing fee:	1.00%	Effective Yield*:	7.39%
		Estimated return*:	5.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1986	Debt/Income ratio:	8%
Credit score:	760-779 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,268	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	income-festivity477	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
When I purchased my home there were some unexpected repairs on the pipes that were necessary. At the time I put the expense onto my credit card, where I have been making monthly payments for over a year. However, my interest rate is 29%, and this loan would allow me to reduce it by more than half.

My financial situation:
I am a home owner, and I have been employeed at the same company for over 6 years, I have always kept current on all my financial obligations.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Aug-1997	Debt/Income ratio:	22%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 4	Length of status:	13y 9m
Amount delinquent:	$14,546	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$75	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	laudable-worth720	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$16,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$11,200	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	12.64%	Borrower rate/APR:	13.64% / 15.94%	Monthly payment:	$369.31

Lender servicing fee:	1.00%	Effective Yield*:	12.59%
		Estimated return*:	10.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1989	Debt/Income ratio:	45%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	27y 3m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,721	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	pound-scout7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	720-739 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	720-739 (Jan-2012)
Principal balance:	$7,739.38	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Medical/Dental
Purpose of loan:
This loan will be used to... further oconsolidate medical expenses on high interest loans.

My financial situation:
I am a good candidate for this loan because...I have the ability to repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$385.74

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1969	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,961	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	13%
		Homeownership:	Yes
Screen name:	new-fairness-carnation	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used remodel the kitchen and bathrooms of my home. It will also be used to install air conditioning and re-floor part of the house and expand the master bathroom.

My financial situation:
I am a good candidate for this loan because I have an extensive credit history with a variety of credit types and I have always paid my debt in full and on time. I own and operate my own business and we have had steadily increasing income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	2.49%
Term:	60 months

Lender yield:	12.64%	Borrower rate/APR:	13.64% / 15.94%	Monthly payment:	$57.71

Lender servicing fee:	1.00%	Effective Yield*:	12.59%
		Estimated return*:	10.10%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-2002	Debt/Income ratio:	16%
Credit score:	740-759 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,344	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	contract-broadcaster174	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cosmetic Procedures
Purpose of loan:
This loan will be used to...
help pay for breast reconstruction

My financial situation:
I am a good candidate for this loan because...
I have an excellent job at Firelands Regional Medical Center, Firelands has a top 100 best places to work recipient. My plans are to stay there until retirement. My surgery will be performed there. My husband has been employed with Buckeye Cable for 13 years and plans to stay with them until retirement. We pay our bills religiously and never late with our payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1993	Debt/Income ratio:	24%
Credit score:	660-679 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 4	Length of status:	9y 0m
Amount delinquent:	$1,516	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	a-orbital-revenue	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	700-719 (Feb-2012)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $10000
Monthly expenses: $3000
Housing: $1200
Insurance: $100
Car expenses: $200
Utilities: $300
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $100
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$86.85

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-2001	Debt/Income ratio:	35%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,365	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	marketplace-trailblazer1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto
Purpose of loan: Purchase a car
This loan will be used to... Purchase a second car for my household. Only my income is listed for the loan, but the household's second income will be used as well to make payments.

My financial situation: Stable. I haven't had changes to my income or expenses in years.
I am a good candidate for this loan because... I have made a lot of changes to the way that I approach credit, and have not gotten new credit (aside from turning in my car lease for a different lease) in years. Most of my lines of credit are closed, so I am not looking to add to my payments aside from this one payment.

Monthly net income: $ 26000
Monthly expenses: $
Housing: $ 600
Insurance: $ 100
Car expenses: $ 400
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ negligible
Clothing, household expenses: $ 100 at most
Credit cards and other loans: $ 400
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 631981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.25%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$108.57

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-1989	Debt/Income ratio:	23%
Credit score:	620-639 (Aug-2012)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	24y 0m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	tender-bazaar	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	21 ( 91% )	620-639 (Latest)
Principal borrowed:	$4,700.00	< 31 days late:	2 ( 9% )	600-619 (Jun-2011) 600-619 (May-2010) 640-659 (Dec-2009)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	23
Description
Other
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 632017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.75%
Term:	60 months

Lender yield:	32.04%	Borrower rate/APR:	33.04% / 35.84%	Monthly payment:	$136.98

Lender servicing fee:	1.00%	Effective Yield*:	30.57%
		Estimated return*:	15.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1999	Debt/Income ratio:	42%
Credit score:	680-699 (Aug-2012)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$38,632	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	refined-loot0	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	720-739 (Feb-2012) 820-839 (Oct-2011)
Principal balance:	$3,562.81	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Wedding
Purpose of loan:
This loan will be used to...
Help me prepare for wedding.
My financial situation:
I am a good candidate for this loan because...

Monthly net income: $8000
Monthly expenses: $
Housing: $2300
Insurance: $60
Car expenses: $280
Utilities: $250
Phone, cable, internet: $100
Food, entertainment: 800
Clothing, household expenses: $
Credit cards and other loans: $2000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 632023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	2.49%
Term:	36 months

Lender yield:	8.74%	Borrower rate/APR:	9.74% / 12.53%	Monthly payment:	$128.58

Lender servicing fee:	1.00%	Effective Yield*:	8.72%
		Estimated return*:	6.23%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Aug-1998	Debt/Income ratio:	7%
Credit score:	720-739 (Aug-2012)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	2y 1m
Amount delinquent:	$24,802	Total credit lines:	33	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$927	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	63	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	red-versatile-commitment	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan: Pay Federal Taxes
This loan will be used to... Pay Federal taxes to meet the contingency of our new construction Mortgage.

My financial situation: Very good
I am a good candidate for this loan because... We have been fully approved by the underwriters at NVR Mortgage for a $252.000.00 mortgage on a new construction home being built. The VA requires all federal taxes be paid in full prior to closing in November.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 632053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.75%
Term:	36 months

Lender yield:	30.77%	Borrower rate/APR:	31.77% / 35.80%	Monthly payment:	$173.71

Lender servicing fee:	1.00%	Effective Yield*:	28.96%
		Estimated return*:	12.21%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1995	Debt/Income ratio:	31%
Credit score:	660-679 (Aug-2012)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	12 / 11	Length of status:	10y 7m
Amount delinquent:	$496	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,920	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	nickel-fixer0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home improvement
Purpose of loan:
This loan will be used to...home improvement

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4200
Monthly expenses: $
Housing: $540
Insurance: $360
Car expenses: $
Ulits 90
Phone, cable, internet: $150
Food, entertainment: $900
Clothing, household expenses: $250
Credit cards and other loans: $260
Other expenses: $
Information in the Description is not verified.